UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 30, 2014

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 30, 2014, Banner Corporation (the “Company”) announced that it had terminated the Asset Purchase Agreement (the “Agreement”) with Idaho Bancorp, the bank holding company for Idaho Banking Company, in connection with the bidding process under Section 363 of Chapter 11 of the United States Bankruptcy Code.  The Company entered into the Agreement with Idaho Bancorp on April 24, 2014.  Pursuant to the Agreement, the Company will be reimbursed for its expenses in connection with the transaction.

   The press release announcing the termination of the Agreement is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

          (d)    Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1Press Release of Banner Corporation dated June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: June 30, 2014	By: /s/Albert H. Marshall
Albert H. Marshall
Senior Vice President and Secretary